UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2012 (July 26, 2012)

OxySure Systems, Inc.

(Exact name of registrant as specified in its chapter)

Delaware	000-54137	71-0960725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10880 John W. Elliott Drive, Suite 600, Frisco, TX	75033

(Address of principal executive offices)	(Zip Code)

(972) 294-6450

Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 – Regulation FD Disclosure.

On July 26, 2012 OxySure Systems, Inc. (the “Company”) received an executed agreement dated July 19, 2012 pursuant to which the Company retired certain CIT leases for equipment with a cash payment for less than lease agreement value.

The information in Item 7.01 of this report is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, such information shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2012 OXYSURE SYSTEMS, INC., a Delaware corporation /s/ Julian T. Ross BY: Julian T. Ross ITS: Chief Executive Officer, President, Chief Financial Officer, and Secretary